EXHIBIT 99.1

SIGNATURES OF REPORTING PERSONS

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this Form 4 is true, complete and correct.

December 14, 2012

WARBURG PINCUS PRIVATE EQUITY X, L.P.

By:     Warburg Pincus X, L.P., its general partner

By:     Warburg Pincus X LLC, its general partner

By:     Warburg Pincus Partners, LLC, its sole member

By:     Warburg Pincus & Co., its managing member

By:        /s/ Timothy J. Curt
Name:   Timothy J. Curt
Title:     Partner

WARBURG PINCUS X PARTNERS, L.P.

By:     Warburg Pincus X, L.P., its general partner

By:     Warburg Pincus X LLC, its general partner

By:     Warburg Pincus Partners, LLC, its sole member

By:     Warburg Pincus & Co., its managing member

By:       /s/ Timothy J. Curt
Name:   Timothy J. Curt
Title:     Partner

WARBURG PINCUS X, L.P.

By:     Warburg Pincus X LLC, its general partner

By:     Warburg Pincus Partners, LLC, its sole member

By:     Warburg Pincus & Co., its managing member

By:       /s/ Timothy J. Curt
Name:   Timothy J. Curt
Title:     Partner

WARBURG PINCUS X LLC

By:     Warburg Pincus Partners, LLC, its sole member

By:     Warburg Pincus & Co., its managing member

By:       /s/ Timothy J. Curt
Name:  Timothy J. Curt
Title:    Partner

WARBURG PINCUS PARTNERS, LLC

By:     Warburg Pincus & Co., its managing member

By:        /s/ Timothy J. Curt
Name:   Timothy J. Curt
Title:     Partner

WARBURG PINCUS & CO.

By:       /s/ Timothy J. Curt
Name:  Timothy J. Curt
Title:    Partner

WARBURG PINCUS LLC

By:        /s/ Timothy J. Curt
Name:   Timothy J. Curt
Title:     Managing Director

CHARLES R. KAYE

By:    /s/ Timothy J. Curt
Name:   Attorney-in-fact*

JOSEPH P. LANDY

By:     /s/ Timothy J. Curt
Name:   Attorney-in-fact**

*
Power of Attorney given by Mr. Kaye was previously filed with the United States Securities and Exchange Commission (the "SEC") on October 4, 2012, as an exhibit to the Schedule 13D filed by Warburg Pincus Private Equity X, L.P. with respect to Primerica, Inc.

**
Power of Attorney given by Mr. Landy was previously filed with the SEC on October 4, 2012, as an exhibit to the Schedule 13D filed by Warburg Pincus Private Equity X, L.P. with respect to Primerica, Inc.